UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: December 16, 2008
(Date of earliest event reported): December 16, 2008
Commission File No. 0-10587
FULTON FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

One Penn Square
Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 717-291-2411
Former name or former address, if changed since last Report: N/A
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.06 — Material Impairments
On December 16, 2008, Fulton Financial Corporation (the “Corporation”) determined that it expects to record non-cash charges during the fourth quarter of 2008 related to the impairment of goodwill and the other-than-temporary impairment of pooled trust preferred investment securities, and expects to record an increase in its provision for loan losses. The goodwill impairment charge is expected to be approximately $90 million, pending the finalization of the goodwill impairment test discussed below. The provision for loan losses is expected to be approximately $65 million for the fourth quarter of 2008, compared to $26.7 million recorded in the third quarter of 2008. The other-than-temporary impairment charge is expected to be approximately $15 million, depending upon actual market conditions at December 31, 2008 and completion of valuation modeling.
Goodwill Impairment Charge
Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”, requires that the Corporation perform an annual test of goodwill impairment. The Corporation performs this test on October 31st of each year for each of its affiliate banks and financial service subsidiaries with allocated goodwill, also known as “reporting units”. Based on the results of this annual goodwill impairment test, the Corporation concluded that an approximately $90 million impairment charge is required related to its Columbia Bank reporting unit (Columbia). The Corporation also determined that none of the goodwill allocated to any of its other reporting units was impaired, however, there can be no assurance that future tests of goodwill will not result in findings of goodwill impairment.
For the purpose of the impairment test, the fair value of Columbia was based upon observable market transactions for comparable organizations, as well as the future cash flows expected to be generated by the reporting unit. The Columbia goodwill impairment is a result of several factors, including decreases in trading multiples of the stocks of comparable organizations, a decrease in expected cash flows for Columbia due to the current interest rate environment, which has negatively affected Columbia’s net interest income, and deterioration in the credit quality of Columbia’s commercial real estate portfolio.
The goodwill impairment charge has no impact on the Corporation’s regulatory capital ratios and will not affect the Corporation’s overall liquidity position. The goodwill impairment charge is not deductible for income tax purposes.
Increase in Provision for Loan Losses
The Corporation expects to record a provision for loan losses of approximately $65 million in the fourth quarter of 2008. As a result, the total provision for the year ending December 31, 2008 will be approximately $120 million and the allowance for loan losses will be approximately 1.46% of total loans as of December 31, 2008. The expected increase in the provision for loan losses is a result of the Corporation’s existing allowance methodology and is caused by a variety of factors including current and expected economic conditions, the continued stress on real estate values, and increasing non-performing assets and net charge-offs.
Other-Than-Temporary Investment Impairment Charge
The Corporation’s investments in pooled trust preferred securities issued by financial institutions had a cost basis of $32.2 million and a fair value of $22.7 million as of September 30, 2008. During the fourth quarter, several of these securities were downgraded by ratings agencies.
The Corporation has concluded that securities with a carrying value of $31.2 million are other-than-temporarily impaired based on our cash flow analysis and recent downgrades of credit ratings. The estimated fair value of these securities is approximately $16 million, therefore a pre-tax loss of approximately $15 million will be recognized for the other-than-temporary impairment of pooled trust preferred securities.

Safe Harbor Statement:
This Form 8-K may contain forward-looking statements with respect to our financial condition, results of operations and business. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. When words such as “believes,” “expects,” “anticipates” or similar expressions are used in this release, the Corporation is making forward-looking statements.
Such forward-looking statements reflect the Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors. Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements. Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
Many factors could affect future financial results including, without limitation, acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgage and other asset-backed securities and for commercial paper and other short-term borrowings; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; balances of risk-sensitive assets to risk-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2008	FULTON FINANCIAL CORPORATION
	By:	/s/ Charles J. Nugent
Charles J. Nugent
Senior Executive Vice President and Chief Financial Officer

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